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                                 AMENDMENT NO. 1

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of June 2, 2009, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Aim Advisors, Inc. (the "Adviser"), on behalf of AIM Counselor Series Trust, and each of Invesco Trimark Ltd., formerly AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add a fund - AIM Core Plus Bond Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

               AIM Core Plus Bond Fund
               AIM Floating Rate Fund
               AIM Multi-Sector Fund
               AIM Select Real Estate Income Fund
               AIM Structured Core Fund
               AIM Structured Growth Fund
               AIM Structured Value Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                  INVESCO AIM ADVISORS, INC.

                                  Advisor


                                  By:
                                      ------------------------------------------
                                  Name: John M. Zerr
                                  Title: Senior Vice President

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                                  INVESCO TRIMARK LTD.

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

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                                  INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

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                                  INVESCO ASSET MANAGEMENT LIMITED

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

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                                  INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

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                                  INVESCO AUSTRALIA LIMITED

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

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                                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

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                                  INVESCO HONG KONG LIMITED

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

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                                  INVESCO INSTITUTIONAL (N.A.), INC.

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

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                                  INVESCO SENIOR SECURED MANAGEMENT, INC.

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------